UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2025

23andMe Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39587	87-1240344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 Market Street, Room 415

San Francisco, California 94102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 938-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	ME	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on March 23, 2025, 23andMe Holding Co., a Delaware corporation (the “Company”), and certain of its subsidiaries (collectively, the “Filing Subsidiaries” and, together with the Company, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) seeking relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court (the “Court”) for the Eastern District of Missouri (the “Chapter 11 Cases”). On March 24, 2025, the Company received a letter (the “Nasdaq Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that, in connection with the Company’s announcement of its filing of the Bankruptcy Petitions, and in accordance with Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1, the Staff has determined to delist the Company’s securities from The Nasdaq Stock Market. As set forth in the Nasdaq Notice, unless the Company timely requests a hearing before a Nasdaq hearings panel (the “panel”), trading of the Company’s Class A common stock, $0.0001 par value per share (the “Common Stock”), will be suspended at the opening of business on March 31, 2025, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Common Stock from listing and registration on The Nasdaq Stock Market.

The Company does not intend to request a hearing before the panel to appeal the Staff’s determination. Accordingly, the Company expects that its Common Stock will be delisted from The Nasdaq Stock Market. The Company anticipates that, upon the delisting from The Nasdaq Stock Market, the Common Stock will be quoted on the OTC Pink Market. The Company, however, can provide no assurance that the Common Stock will commence or continue to trade on this market.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent Kroll at https://restructuring.ra.kroll.com/23andMe, by calling (888) 367-7556, or by sending an email to 23andMeInfo@ra.kroll.com. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this press release are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “predicts,” “continue,” “will,” “schedule,” and “would” or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on the Company’s current expectations and projections about future events and various assumptions. The Company cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of the Company), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the Debtors’ plans to pursue a structured sale of their assets pursuant to a competitive auction and sale process under Section 363 of the Bankruptcy Code, the length of time the Company will operate under the

Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; whether the Company will emerge, in whole or in part, from the Chapter 11 Cases as a going concern; trading price and volatility of the Common Stock; and the commencement or continuation of trading of the Common Stock on the OTC Pink Market, including whether broker-dealers will continue to provide public quotes of the Common Stock on the OTC Pink Market, whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market, and whether quotes for the Common Stock will continue on this market in the future. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The statements made herein are made as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

23ANDME HOLDING CO.

Date: March 28, 2025	By:	/s/ Joseph Selsavage
	Name:	Joseph Selsavage
	Title:	Interim Chief Executive Officer and Chief Financial and Accounting Officer